Exhibit 1.1

15,000,000 Units

PEPPERLIME HEALTH ACQUISITION CORPORATION

UNDERWRITING AGREEMENT

New York, New York

_____________, 2021

Oppenheimer & Co. Inc.

as Representative of the several

Underwriters named on Schedule I hereto

c/o Oppenheimer & Co. Inc.

85 Broad Street

New York, New York 10004

Ladies and Gentlemen:

PepperLime Health Acquisition Corporation, a newly incorporated blank check company incorporated as a Cayman Islands exempted company with limited liability (the “Company”), proposes, upon the terms and conditions set forth in this agreement (this “Agreement”), to issue and sell to the several underwriters named in Schedule A (the “Underwriters”) an aggregate of 15,000,000 units of the Company (the “Units”). The 15,000,000 Units to be sold by the Company are called the “Firm Securities.” In addition, the Company has granted to the Underwriters an option to purchase up to an additional 2,250,000 Units as provided in Section 5(c). The additional 2,250,000 Units to be sold by the Company pursuant to such option are collectively called the “Optional Securities.” The Firm Securities and, if and to the extent such option is exercised, the Optional Securities are collectively called the “Offered Securities.” Oppenheimer & Co. Inc. (“Oppenheimer”) has agreed to act as representative of the Underwriters (in such capacity, the “Representative”) in connection with the offering of the Offered Securities for sale to the public as contemplated in the Prospectus (as defined below) (the “Offering”). To the extent there are no additional underwriters listed on Schedule A, the term “Representative” as used herein shall mean you, as Underwriter, and the term “Underwriters” shall mean either the singular or the plural, as the context requires.

In June 2021, the Company sold 5,750,000 Class B ordinary shares (the “Founder Shares”) to PepperOne LLC (the “Sponsor”) for $25,000 pursuant to a Securities Subscription Agreement, dated as of June 30, 2021 (the “Sponsor Subscription Agreement”) in substantially the form filed as an Exhibit 10.5 to the Registration Statement. On September 28, 2021, the Sponsor effected a surrender of Founder Shares to the Company for no consideration, resulting in a decrease in the total number of Class B ordinary shares outstanding from 5,750,000 to 4,312,500. In September 2021, the Sponsor also transferred the aggregate of 923,000 Founder Shares to certain anchor investors (the “Anchor Investors”) under the investment agreements in substantially the form filed as Exhibit 10.8 to the Registration Statement. Up to 562,500 of the Founder Shares are subject to forfeiture by the Sponsor depending on the extent to which the Underwriters’ over-allotment option is exercised. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Founder Shares have the same terms as the Class A Ordinary Shares.

On the date hereof, the Sponsor subscribed to purchase an aggregate of 7,500,000 private placement warrants (or up to 8,175,000 private placement warrants if the underwriters’ over-allotment option is exercised), each entitling such holder to purchase one Class A Ordinary Share at an exercise price of $11.50 (the “Private Placement Warrants”) and the Company entered into a Sponsor Warrants Purchase Agreement with the Sponsor (the “Sponsor Warrants Purchase Agreement”) in substantially the form filed as Exhibit 10.6 to the Registration Statement. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, the Private Placement Warrants have the same terms as the Public Warrants.

The Company will enter into an Investment Management Trust Agreement, effective as of the Firm Securities Closing Date, with Continental Stock Transfer & Trust Company (“CST”), as trustee, in substantially the form filed as Exhibit 10.3 to the Registration Statement (the “Trust Agreement”), pursuant to which certain proceeds from the sale of the Private Placement Warrants and certain proceeds of the Offering and sale of the Offered Securities will be deposited and held in a trust account (the “Trust Account”) for the benefit of the Company, the Underwriters and the Public Shareholders (as defined below).

The Company will enter into Warrant Agreements, effective as of the Firm Securities Closing Date, with respect to the Public Warrants, the Private Placement Warrants and any warrants issued upon the conversion of working capital loans by the Sponsor, the Company’s officers and directors, or their respective affiliates, to the Company (the “Working Capital Warrants,” and together with the Public Warrants and Private Placement Warrants, the “Warrants”) with CST, as warrant agent, in substantially the form filed as Exhibit 4.4 and Exhibit 4.5 to the Registration Statement (in the case of the Public Warrants, the “Public Warrant Agreement,” and in the case of the Private Placement Warrants and the Working Capital Warrants, the “Private Warrant Agreement, and together, the “Warrant Agreements”), pursuant to which CST will act as warrant agent in connection with the issuance, registration, transfer, exchange, redemption, and exercise of the Public Warrants, the Private Placement Warrants and the Working Capital Warrants.

The Company will enter into a Registration Rights Agreement, dated as of the Firm Securities Closing Date, with holders of the Founder Shares, in substantially the form filed as Exhibit 10.4 to the Registration Statement (the “Registration Rights Agreement”), pursuant to which the Company will grant certain registration rights in respect of the Founder Shares, the Private Placement Warrants, the Working Capital Warrants and the Class A Ordinary Shares underlying the Private Placement Warrants and the Working Capital Warrants and issuable upon conversion of the Founder Shares.

The Company has caused to be duly executed and delivered a letter agreement, dated as of the date hereof, by and among the Company, the Sponsor, the Anchor Investors and each of the Company’s officers, directors and director nominees each in substantially the form filed as Exhibit 10.2 to the Registration Statement (the “Insider Letter”).

The Company hereby confirms its agreements with the Underwriters as follows:

1.            Purchase of Units. Each Unit consists of one Class A ordinary share of the Company, par value $0.0001 per share (“Class A Ordinary Shares”), and one-half of one redeemable warrant, where each whole warrant entitles the holder to purchase one Class A Ordinary Share (the “Public Warrant(s)”). The Class A Ordinary Shares and Public Warrants will not trade separately until the 52nd day following the date of the Prospectus (as defined below) (unless the Representative informs the Company of its decision to allow earlier separate trading), subject to (a) the Company’s preparation of an audited balance sheet reflecting the receipt by the Company of the proceeds of the Offering, (b) the filing by the Company of such audited balance sheet with the U.S. Securities and Exchange Commission (the “Commission”) on a Current Report on Form 8-K that includes such audited balance sheet, and (c) the Company having issued a press release announcing when such separate trading will begin. No fractional Warrants will be issued upon separation of the Units, and only whole Warrants will trade. Each whole Public Warrant entitles its holder, upon exercise, to purchase one Class A Ordinary Share for $11.50 per share, subject to adjustment, during the period commencing on the later of 30 days after the completion of an initial Business Combination (as defined below) or 12 months from the date of the closing of the Offering and terminating on the five-year anniversary of the date of the completion of such initial Business Combination (as defined below) or earlier upon redemption or liquidation; provided, however, that pursuant to the Public Warrant Agreement , only a whole Public Warrant may be exercised at any given time by a holder thereof. As used herein, the term “Business Combination” (as described more fully in the Registration Statement) shall mean a merger, capital share exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses.

2

2.            Registration Statement and Prospectus. The Company has prepared and filed with the Commission a registration statement on Form S-1 (File No. 333-259861), including the related preliminary prospectus or prospectuses, covering the registration of the sale of the Offered Securities under the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations of the Commission thereunder (the “Rules and Regulations”). Promptly after execution and delivery of this Agreement, the Company will prepare and file a prospectus in accordance with the provisions of Rule 430A (“Rule 430A”) of the Rules and Regulations and Rule 424(b) (“Rule 424(b)”) of the Rules and Regulations. The information included in such prospectus that was omitted from such registration statement at the time it became effective but that is deemed to be part of such registration statement at the time it became effective pursuant to Rule 430A(b) is herein called the “Rule 430A Information.” Such registration statement, including the amendments thereto, the exhibits thereto and any schedules thereto, at the time it became effective, and including the Rule 430A Information, is herein called the “Registration Statement.” Any registration statement filed pursuant to Rule 462(b) of the Rules and Regulations is herein called the “Rule 462(b) Registration Statement” and, after such filing, the term “Registration Statement” shall include the Rule 462(b) Registration Statement. Each prospectus used prior to the effectiveness of the Registration Statement (such time, the “Effective Time”), and each prospectus that omitted the Rule 430A Information that was used after such effectiveness and prior to the execution and delivery of this Agreement is herein called a “preliminary prospectus.” The prospectus, in the form first furnished to the Underwriters for use in connection with the offering of the Offered Securities, is herein called the “Prospectus.” For purposes of this Agreement, all references to the Registration Statement, any preliminary prospectus, the Prospectus or any amendment or supplement to any of the foregoing shall be deemed to include the copy filed with the Commission pursuant to its Electronic Data Gathering, Analysis and Retrieval system or any successor system (“EDGAR”).

All references in this Agreement to financial statements and schedules and other information which is “described,” “contained,” “included” or “stated” in the Registration Statement or the Prospectus (or other references of like import) shall be deemed to mean and include all such financial statements, pro forma financial information and schedules and other information which is incorporated by reference in or otherwise deemed by the Rules and Regulations to be a part of or included in the Registration Statement or the Prospectus, as the case may be; and all references in this Agreement to amendments or supplements to the Registration Statement or the Prospectus shall be deemed to mean and include the subsequent filing of any document under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), that is deemed to be incorporated therein by reference or otherwise deemed by the Rules and Regulations to be a part thereof.

3

3.            Representations and Warranties of the Company Regarding the Offering.

(a)            The Company represents and warrants to, and agrees with, the Representative, as of the date hereof and as of any Closing Date (as defined in Section 5(c) below), as follows:

(i)            Compliance with Registration Requirements. The Registration Statement has been declared effective by the Commission under the Securities Act. The Company has complied to the Commission’s satisfaction with all requests of the Commission for additional or supplemental information related to the Registration Statement or the Prospectus. No stop order suspending the effectiveness of the Registration Statement is in effect and no proceedings for such purpose have been instituted or are pending or, to the knowledge of the Company, are contemplated or threatened by the Commission.

(ii)            No Material Misstatements or Omissions. Each preliminary prospectus complied and the Prospectus when filed will comply in all material respects with the Securities Act and, if filed by electronic transmission pursuant to EDGAR, is identical (except as may be permitted by Regulation S-T under the Securities Act) to the copy thereof delivered to the Underwriters for use in connection with the offer and sale of the Offered Securities. At the Effective Time, at the date hereof and, at any Closing Date, the Registration Statement and any post-effective amendment, at the time of filing thereof, conformed in all material respects with the requirements of the Securities Act and the Rules and Regulations and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Time of Sale Disclosure Package (as defined below), as of October [__], 2021 (Eastern time) on the date hereof (the “Applicable Time”), and on any Closing Date, if any, and the Prospectus, as amended or supplemented, as of its date, at the time of filing pursuant to Rule 424(b) under the Securities Act and at any Closing Date, and any individual Written Testing-the-Waters Communication (as defined below), when considered together with the Time of Sale Disclosure Package, did not, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The representations and warranties set forth in the three immediately preceding sentences shall not apply to statements in or omissions from the Registration Statement, the Time of Sale Disclosure Package, or any Prospectus in reliance upon, and in conformity with, the written information furnished by any Underwriter, which the Company acknowledges is limited to the information contained in the first paragraph under the heading “Underwriting—Underwriting Discount,” the information contained in the first paragraph (including the information in the four related bullet points) under the heading “Underwriting—Price Stabilization, Short Position” and the information contained under the heading “Underwriting—Electronic Distribution” in each of the preliminary prospectus and the Prospectus (collectively, the “Underwriters’ Information”). There are no contracts or other documents required to be described in the Time of Sale Disclosure Package or the Prospectus or to be filed as an exhibit to the Registration Statement which have not been described or filed as required.

(iii)            Marketing Materials. Prior to the later of (i) the expiration or termination of the option granted to the several Underwriters pursuant to Section 5(b) hereof, (ii) the completion of the Underwriters’ distribution of the Offered Securities and (iii) the expiration of 25 days after the date of the Prospectus, the Company has not distributed any prospectus or other offering material in connection with the offering and sale of the Offered Securities other than the Time of Sale Disclosure Package and the roadshow or investor presentations delivered to and approved by the Representative for use in connection with the marketing of the offering of the Offered Securities (the “Marketing Materials”).

(iv)            Emerging Growth Company. From the time of the initial confidential submission of the Registration Statement through the date hereof, the Company has been and is an “emerging growth company,” as defined in Section 2(a) of the Securities Act (an “Emerging Growth Company”).

4

(v)            Testing-the-Waters Communications. The Company (i) has not alone engaged in any Testing-the-Waters Communication (as defined below), other than Testing-the-Waters Communications with the consent of the Representative, and (ii) has not authorized anyone other than the Underwriters to engage in Testing-the-Waters Communications. The Company confirms that the Underwriters have been authorized to act on its behalf in undertaking Testing-the-Waters Communications. The Company has not distributed any Testing-the-Waters Communication that is a written communication within the meaning of Rule 405 under the Securities Act (“Written Testing-the-Waters Communications”) other than those listed on Schedule III hereto. “Testing-the-Waters Communication” means any oral or written communication with potential investors undertaken in reliance on Section 5(d) of the Securities Act. The Company has filed publicly on EDGAR, at least 15 calendar days prior to any “road show” (as defined in Rule 433 und the Securities Act), any confidentially submitted registration statement and registration statement amendments relating to the offer and sale of the Offered Securities. Each Written Testing-the-Waters Communication, when taken together with the Time of Sale Disclosure Package, did not, as of the Applicable Time, and at all times through the completion of the public offer and sale of the Offered Securities will not, include any information that conflicted or conflicts with the information contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. “Time of Sale Disclosure Package” means the most recent preliminary prospectus that is distributed to investors prior to the Applicable Time and the description of the transaction provided by the Underwriters included on Schedule II hereto.

(vi)            Free Writing Prospectuses. The Company has not prepared, used or referred to, and will not, without the Representative’s prior written consent, prepare, use or refer to, any Free Writing Prospectus (as defined in Rule 405 under the Securities Act). At the time of filing of the Registration Statement and on the date hereof, the Company was and is an “ineligible issuer,” as defined in Rule 405 under the Securities Act.

(B)            Financial Statements. The financial statements of the Company, together with the related notes and schedules, included or incorporated by reference in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, comply in all material respects with the applicable requirements of the Securities Act and the Exchange Act, and the Rules and Regulations of the Commission thereunder, and fairly present, in all material respects, the financial condition of the Company as of the dates indicated and the results of operations and changes in cash flows for the periods therein specified. The supporting schedules included in or incorporated in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (if any) present fairly, in all material respects, the information required to be stated therein. Such financial statements and supporting schedules (if any) have been prepared in accordance with generally accepted accounting principles as applied in the United States(“GAAP”) applied on a consistent basis throughout the periods involved, except as may be expressly stated in the related notes thereto. No other financial statements, pro forma financial information or schedules are required under the Securities Act, the Exchange Act, or the Rules and Regulations to be included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus. The financial data set forth in each of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus under the captions “Summary—Summary Financial Data” and “Capitalization” fairly present the information set forth therein on a basis consistent with that of the audited financial statements contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(vii)            Independent Accountants. WithumSmith + Brown, PC has expressed its opinion with respect to the financial statements included or incorporated by reference as part of the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, and is (i) an independent public accounting firm with respect to the Company within the meaning of the Securities Act and the Rules and Regulations, and the Public Company Accounting Oversight Board (“PCAOB”), and (ii) a registered public accounting firm as defined by the PCAOB whose registration has not been suspended or revoked and who has not requested such registration to be withdrawn.

5

(viii)            Accounting Controls. From and after the Firm Securities Closing Date, the Company will maintain systems of “internal control over financial reporting” (as defined under Rules 13a-15 and 15d-15 under the Exchange Act) that are designed to comply with the requirements of the Exchange Act and to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with GAAP, and are designed to ensure that (A) transactions are executed in accordance with management’s general or specific authorizations; (B) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability; (C) access to assets is permitted only in accordance with management’s general or specific authorization; and (D) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Since the date of the latest audited financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there has been no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting.

(ix)            Statistical and Marketing-Related Data. All statistical, industry-related and market-related data included in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus are based on or derived from sources that the Company reasonably and in good faith believes to be reliable and accurate.

(x)            Trading Market. Until the consummation of the initial Business Combination, the Company will use commercially reasonable efforts to maintain the listing of the Offered Securities, Class A Ordinary Shares and the Public Warrants on the Nasdaq Global Market (“Nasdaq”).

(xi)            Absence of Manipulation.  Neither the Company, nor, to its knowledge, any of its employees, officers, directors, or shareholders has taken or will take, directly or indirectly, (without the consent of the Representative) any action designed to or that has constituted or that might reasonably be expected to cause or result in, under the Exchange Act or otherwise, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Class A Ordinary Shares or the Public Warrants.

(xii)            Investment Company Act. The Company is not and, after giving effect to the offering and sale of the Offered Securities and the application of the net proceeds thereof as described in the Registration Statement, will not be an “investment company,” as such term is defined in the Investment Company Act of 1940, as amended.

(xiii)            Disclosure of Agreements. The agreements and documents described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus conform in all material respects to the descriptions thereof contained therein and there are no agreements or other documents required by the Securities Act and the Rules and Regulations to be described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus or to be filed with the Commission as exhibits to the Registration Statement, that have not been so described or filed. Each agreement or other instrument (however characterized or described) to which the Company is a party or by which it is or may be bound or affected and that is referred to in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus has been duly authorized and validly executed by the Company and is in full force and effect in all material respects and is enforceable against the Company and, to the Company’s knowledge, the other parties thereto, in accordance with its terms, except (A) as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting creditors’ rights generally, (B) as enforceability of any indemnification or contribution provision may be limited under foreign, federal and/or state securities laws, and (C) that the remedy of specific performance and injunctive and other forms of equitable relief may be subject to the equitable defenses and to the discretion of the court before which any proceeding therefor may be brought. None of such agreements or instruments has been assigned by the Company, and neither the Company nor, to the Company’s knowledge, any other party thereto is in default thereunder and, to the Company’s knowledge, no event has occurred that, with the lapse of time or the giving of notice, or both, would constitute a default thereunder. Performance by the Company of the material provisions of such agreements or instruments has not, and to the Company’s knowledge, will not, result in a violation of any existing applicable law, rule, regulation, judgment, order or decree of any governmental authority, agency or court, domestic or foreign, having jurisdiction over the Company or any of its assets or businesses.

6

(xiv)            Filing of a Form 8-A. The Company has filed with the Commission a registration statement on Form 8-A (File No. 001-[●]) (the “Exchange Act Registration Statement”) providing for the registration under the Exchange Act of certain of the Units, Class A Ordinary Shares and the Public Warrants, which registration is currently effective.

(xv)            Authorization of the Private Placement Warrants. The Private Placement Warrants have been duly authorized by the Company and, when issued and delivered in the manner set forth in the Private Warrant Agreement and the Sponsor Warrants Purchase Agreement against payment therefor, will be duly issued and delivered and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(xvi)            Authorization of the Founder Shares. The Founder Shares are duly authorized, validly issued, fully paid and non-assessable.

(xvii)            Authorization of the Offered Securities. The Offered Securities have been duly authorized for issuance and sale pursuant to this Agreement and, when issued by the Company against payment therefor pursuant to this Agreement, will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability, and the issuance and sale of the Offered Securities is not subject to any preemptive rights, rights of first refusal or other similar rights to subscribe for or purchase the Offered Securities.

(xviii)            Authorization of the Class A Ordinary Shares. The Class A Ordinary Shares included in the Units have been duly authorized and, when issued against payment for the Offered Securities by the Underwriters pursuant to this Agreement, will be validly issued, fully paid and non-assessable.

(xix)            Authorization of the Public Warrants. The Public Warrants have been duly authorized by the Company and, when issued and delivered in the manner set forth in the Public Warrant Agreement against payment for the Offered Securities by the Underwriters pursuant to this Agreement, will be duly issued and delivered, and will constitute valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, or similar laws affecting creditors’ rights generally from time to time in effect and by equitable principles of general applicability.

(xx)            Authorization of the Class A Ordinary Shares Issuable Upon Exercise of the Public Warrants and Private Placement Warrants. The Class A Ordinary Shares issuable upon exercise of the Public Warrants and the Private Placement Warrants have been duly authorized and reserved for issuance upon exercise thereof and, when issued against payment therefor pursuant to the Public Warrants and the Private Placement Warrants, as applicable, and the Warrant Agreements (as applicable), will be validly issued, fully paid and non-assessable. The holders of such Class A Ordinary Shares will not be subject to personal liability by reason of being such holders; such Class A Ordinary Shares will not be subject to any preemptive, right of first refusal or other similar contractual rights granted by the Company; and all corporate action required to be taken for the authorization, issuance and sale of such Class A Ordinary Shares (other than such execution (if applicable) and countersignature (if applicable) at the time of issuance) has been duly and validly taken.

7

(xxi)            Communications with Potential Business Combination Targets. Prior to the date hereof, neither the Company, nor anyone on its behalf has, and as of the Firm Securities Closing Date, neither the Company nor anyone on its behalf will have, selected any Business Combination target or initiated any substantive discussions, directly or indirectly, with any Business Combination target.

(xxii)            No Fees Related to this Agreement or the Offering of Offered Securities. There are no transfer, stamp, issue, registration, documentary or other similar taxes, duties, fees or charges under U.S. federal law or the laws of any state, or any political subdivision thereof, or under the laws of any non-U.S. jurisdiction, required to be paid in connection with the execution and delivery of this Agreement or the issuance or sale by the Company of the Offered Securities.

(b)            Any certificate by any officer of the Company and delivered to the Representative or to the Representative’s counsel shall be deemed a representation and warranty by the Company to the Underwriters as to the matters covered thereby.

4.            Representations and Warranties of the Company Regarding the Company.

(a)            The Company represents and warrants to and agrees with, the Representative, as of the date hereof and as of any Closing Date, as follows:

(i)            Good Standing. The Company has been duly incorporated and is validly existing as a corporation in good standing under the laws of Cayman Islands and has corporate power and authority to own, lease and operate its properties and to conduct its business as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and to enter into and perform its obligations under this Agreement. The Company is duly qualified as a foreign corporation or foreign partnership to transact business and is in good standing in each jurisdiction in which such qualification is required, whether by reason of the ownership or leasing of property or the conduct of business, except for such jurisdictions where the failure to so qualify or to be in good standing would not, individually or in the aggregate, reasonably be expected to result in a material adverse effect upon the business, properties, operations, financial position, results of operations or prospects of the Company, taken as a whole, or in its ability to perform its obligations under this Agreement (“Material Adverse Effect”).

(ii)            Authorization. The Company has the power and authority to enter into this Agreement and to authorize, issue and sell the Offered Securities as contemplated by this Agreement. This Agreement has been duly authorized, executed and delivered by the Company, and when executed and delivered by the Company, will constitute the valid, legal and binding obligations of the Company, enforceable against the Company in accordance with its terms, except as rights to indemnity hereunder may be limited by federal or state securities laws and except as such enforceability may be limited by bankruptcy, insolvency, reorganization or similar laws affecting the rights of creditors generally and subject to general principles of equity.

8

(iii)            Non-Contravention of Existing Instruments; No Further Authorizations or Approvals Required. The Company is not in breach or violation of its organizational documents or in default (or, with the giving of notice or lapse of time, would be in default) (“Default”) under any indenture, mortgage, loan or credit agreement, note, contract, franchise, lease or other instrument to which the Company is a party or by which it or any of them may be bound, or to which any of the property or assets of the Company is subject (each, an “Existing Instrument”), except for such Defaults as would not, individually or in the aggregate, result in a Material Adverse Effect. The Company’s execution, delivery and performance of this Agreement and consummation of the transactions contemplated hereby and by the Registration Statement, the Time of Sale Disclosure Package and the Prospectus (A) have been duly authorized by all necessary corporate action and will not result in any violation of the provisions of the charter or by-laws of the Company, (B) will not conflict with or constitute a breach of, or Default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company pursuant to, or require the consent of any other party to, any Existing Instrument, except for such conflicts, breaches, Defaults, liens, charges or encumbrances as would not, individually or in the aggregate, result in a Material Adverse Effect and (C) will not result in any violation of any law, administrative regulation or administrative or court decree applicable to the Company, except for such violations that would not, individually or in the aggregate, result in a Material Adverse Effect.

(iv)            Consents. No consents, approvals, orders, authorizations or filings are required on the part of the Company in connection with the execution, delivery or performance of this Agreement, and issue and sale of the Offered Securities, except (A) the registration under the Securities Act of the Offered Securities, which has been effected, (B) the necessary filings and approvals from Nasdaq to list the Offered Securities, (C) such consents, approvals, authorizations, registrations or qualifications as may be required under state or foreign securities or Blue Sky laws and the rules of the Financial Industry Regulatory Authority, Inc. (“FINRA”) in connection with the purchase of the Offered Securities and distribution of the Offered Securities by the several Underwriters, (D) such consents and approvals as have been obtained and are in full force and effect, and (E) such consents, approvals, orders, authorizations and filings the failure of which to make or obtain is not reasonably likely to result in a Material Adverse Effect.

(v)            Capitalization. The Company has an authorized capitalization as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. All of the issued and outstanding shares of the Company are duly authorized and validly issued, fully paid and nonassessable, have been issued in compliance in all material respects with all applicable securities laws and conform in all material respects to the description thereof in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus. Except for the issuances of options or restricted shares in the ordinary course of business or as otherwise set forth therein, since the respective dates as of which information is provided in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company has not entered into or granted any convertible or exchangeable securities, options, warrants, agreements, contracts or other rights in existence to purchase or acquire from the Company any shares of the Company. The Offered Securities will conform in all material respects to the description of the shares of the Company contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(vi)            No Registration Rights. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no contracts, agreements or understandings between the Company and any person granting such person the right (other than rights which have been waived in writing or otherwise satisfied) to require the Company to file a registration statement under the Securities Act with respect to any equity or debt securities of the Company owned or to be owned by such person or to require the Company to include such securities with the Offered Securities registered pursuant to the Registration Statement or with any securities being registered pursuant to any other registration statement filed by the Company under the Securities Act, except for such rights as have been duly waived.

9

(vii)            No Preemptive Rights. Except as otherwise stated in the Registration Statement, in the Time of Sale Disclosure Package and in the Prospectus, there are no preemptive rights or other rights to subscribe for or to purchase, or any restriction upon the voting or transfer of, any ordinary shares pursuant to the Company’s amended and restated memorandum and articles of association or any agreement or other instrument to which the Company is a party or by which the Company is bound.

(viii)            Sale of Securities of the Company. No securities of the Company have been sold by the Company or by or on behalf of, or for the benefit of, any person or persons controlling, controlled by, or under common control with the Company from its inception through and including the date hereof, except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus.

(ix)            “Penny Stock” Securities. Upon issuance and payment for the Units on any Closing Date, the Company will not be subject to Rule 419 under the Securities Act and Nasdaq has advised that none of the Company’s outstanding securities will be deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act.

(x)            Taxes. Except as would not reasonably be expected to result in a Material Adverse Effect, the Company has (A) filed all foreign, federal, state and local tax returns (as hereinafter defined) required to be filed with taxing authorities prior to the date hereof or has duly obtained extensions of time for the filing thereof and (B) paid all taxes (as hereinafter defined) shown as due and payable on such returns that were filed and has paid all taxes imposed on or assessed against the Company. The provisions for taxes payable, if any, shown on the financial statements included in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus are sufficient for all accrued and unpaid taxes, whether or not disputed, and for all periods to and including the dates of such consolidated financial statements. To the knowledge of the Company, no issues have been raised (and are currently pending) by any taxing authority in connection with any of the returns or taxes asserted as due from the Company, and no waivers of statutes of limitation with respect to the returns or collection of taxes have been given by or requested from the Company. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

(xi)            No Material Adverse Change. Since the respective dates as of which information is given in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, except as otherwise stated therein, (A) there has been no material adverse change, or any development that could reasonably be expected to result in a Material Adverse Effect, in the condition, financial or otherwise, or in the earnings, business, operations or prospects, whether or not arising from transactions in the ordinary course of business, of the Company; (B) the Company has not incurred any material liability or obligation, indirect, direct or contingent, not in the ordinary course of business nor entered into any material transaction or agreement not in the ordinary course of business, other than as contemplated pursuant to this Agreement; (C) there has been no dividend or distribution of any kind declared, paid or made by the Company or, except for regular quarterly dividends publicly announced by the Company or repurchase or redemption by the Company of any class of share; and (D) there has not been any material change in the Company’s long-term or short-term debt.

(xii)            Ownership Interest. Except as otherwise stated in the Registration Statement, the Time of Sale Disclosure Package, or the Prospectus, the Company does not own, directly or indirectly, any share or other ownership interest in any partnership, corporation, business trust, limited liability company, limited liability partnership, joint stock company, trust, unincorporated association, joint venture or other entity.

10

(xiii)            No Material Actions or Proceedings. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, there are no legal or governmental actions, suits or proceedings pending or, to the Company’s knowledge, threatened against or affecting the Company where in any such case (1) there is a reasonable possibility that such action, suit or proceeding might be determined adversely to the Company and (2) any such action, suit or proceeding, if so determined adversely, would result in a Material Adverse Effect or materially and adversely affect the consummation of the transactions contemplated by this Agreement.

(xiv)            Permits. The Company holds, and is in compliance with, all franchises, grants, authorizations, licenses, permits, easements, consents, certificates and orders (“Permits”) of any governmental or self-regulatory agency, authority or body required for the conduct of its business, and all such Permits are in full force and effect, in each case except where the failure to hold, or comply with, any of them is not reasonably likely to result in a Material Adverse Effect. The Company has not received notification of any material revocation, modification, suspension, termination or invalidation (or proceedings related thereto) of any such Permit which individually or in the aggregate, if revoked, modified, suspended, terminated or invalidated would result in a Material Adverse Effect. All such Permits are free and clear of any material restriction or condition that are in addition to, or materially different, from those normally applicable to similar licenses, certificates, authorizations and permits, except where such restriction or condition would not, individually or in the aggregate, result in a Material Adverse Effect.

(xv)            Compliance with Applicable Laws. The Company has been and is in material compliance with all applicable laws, rules and regulations.

(xvi)            Information Privacy and Security Compliance. Except as disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, (i)(x) to the knowledge of the Company, there has been no security breach or other compromise of or relating to any of the Company’s information technology and computer systems, networks, hardware, software, data (including the data of their respective customers, employees, suppliers, vendors and any third-party data maintained by or on behalf of them), equipment or technology (collectively, “IT Systems and Data”) requiring notice to any third party under applicable state or federal law and (y) the Company has not been notified of, and has no knowledge of any event or condition that would reasonably be expected to result in, any security breach or other compromise to their IT Systems and Data requiring notice to any third party under applicable state or federal law; (ii) the Company is presently in compliance with all applicable laws or statutes and all judgments, orders, rules and regulations of any court or arbitrator or governmental or regulatory authority, internal policies and contractual obligations relating to the privacy and security of IT Systems and Data and to the protection of such IT Systems and Data from unauthorized use, access, misappropriation or modification, except as would not, in the case of this clause (ii), individually or in the aggregate, have a Material Adverse Effect; and (iii) the Company has used commercially reasonable efforts to implement backup and disaster recovery technology consistent with industry standards and practices.

(xvii)            Good Title. The Company has good and marketable title to all property (whether real or personal) described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus as being owned by them that are material to the business of the Company, in each case free and clear of all liens, claims, security interests, other encumbrances or defects, except those that are disclosed in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus and those that are not reasonably likely to result in a Material Adverse Effect. The real property, improvements, equipment and personal property held under lease by the Company (if any) is held by them, to their knowledge, under valid, subsisting and enforceable leases with only such exceptions described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus or are not material and do not materially interfere with the use made or proposed to be made of such real property, improvements, equipment or personal property by the Company.

11

(xviii)            SOX Compliance. The Company has taken all necessary actions to ensure that, at the Effective Time of the Registration Statement, it will be in compliance in all material respects with all provisions of the Sarbanes-Oxley Act of 2002 and all rules and regulations promulgated thereunder or implementing provisions thereof (collectively, the “Sarbanes-Oxley Act”) that are then in effect and with which the Company is required to be in compliance with as of the Effective Time of the Registration Statement (taking into account all exemptions and phase-in periods provided under the Jumpstart Our Business Startups Act and otherwise under applicable law).

(xix)            Money Laundering Laws. The operations of the Company are and have been conducted at all times in material compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, as amended, the money laundering statutes of all applicable jurisdictions, the rules and regulations thereunder and any related or similar rules, regulations or guidelines, issued, administered or enforced by any Governmental Entity (collectively, the “Money Laundering Laws”); and no action, suit or proceeding by or before any Governmental Entity involving the Company with respect to the Money Laundering Laws is pending or, to the knowledge of the Company, threatened. “Governmental Entity” shall be defined as any arbitrator, court, governmental body, regulatory body, administrative agency or other authority, body or agency (whether foreign or domestic) having jurisdiction over the Company or any of its properties, assets or operations.

(xx)            Foreign Corrupt Practices Act. Neither the Company nor to the knowledge of the Company, any director, officer, employee, representative, agent, or affiliate of the Company, or any other person acting on behalf of the Company, is aware of or has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended, and the rules and regulations thereunder (the “FCPA”), including, without limitation, making use of the mails or any means or instrumentality of interstate commerce corruptly in furtherance of an offer, payment, promise to pay or authorization of the payment of any money, or other property, gift, kickback, promise to give, or authorization of the giving of anything of value to any “foreign official” (as such term is defined in the FCPA) or any foreign political party or official thereof or any candidate for foreign political office, in contravention of the FCPA and the Company and, to the knowledge of the Company, its affiliates have conducted their businesses in compliance with the FCPA and have instituted and maintained policies and procedures designed to ensure and promote continued compliance therewith.

(xxi)            OFAC. Neither the Company, nor to the knowledge of the Company, any director, officer, employee, representative, agent or affiliate of the Company or any other person acting on behalf of the Company is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”), the United Nations Security Council, the European Union, Her Majesty’s Treasury of the United Kingdom, or other relevant sanctions authority (collectively, “Sanctions”), nor is the Company located, organized or resident in a country or territory that is the subject or target of Sanctions, including, without limitation, Crimea, Cuba, Iran, North Korea, and Syria; and the Company will not directly or indirectly use the proceeds of the offering of the Offered Securities contemplated hereby, or lend, contribute or otherwise make available such proceeds to any person or entity, for the purpose of financing the activities of any person currently subject to any Sanctions or in any other manner that will result in a violation by any person (including any person participating in the transaction whether as underwriter, advisor, investor or otherwise) of applicable Sanctions. Since its inception, the Company has not knowingly engaged in and is not now knowingly engaged in any dealings or transactions with any person that at the time of the dealing or transaction is or was the subject or the target of Sanctions or with any sanctioned country.

(xxii)            No Unlawful Contributions or Other Payments. Neither the Company nor, to the knowledge of the Company, any employee or agent of the Company, has made any contribution or other payment to any official of, or candidate for, any federal, state or foreign office in violation of any law or of the character required to be disclosed in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

12

(xxiii)            Related Party Transactions. There are no business relationships, outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees of indebtedness by the Company to or for the benefit of any of the officers or directors of the Company or any of their respective family members, except as disclosed in the Registration Statement or the Time of Sale Disclosure Package and the Prospectus. All material transactions by the Company with office holders or control persons of the Company have been duly approved by the board of directors of the Company, or duly appointed committees or officers thereof, if and to the extent required under U.S. law.

(xxiv)            Insurance. The Company carries or is entitled to the benefits of insurance, with financially sound and reputable insurers, in such amounts and covering such risks as are commercially reasonable and customary and generally maintained by companies of established repute engaged in the same or similar business, and all such insurance is in full force and effect. The Company has not been denied any insurance coverage which it has sought or for which it has applied.

(xxv)            Transactions Affecting Disclosure to FINRA.

A.            No Finder’s Fee. There are no claims, payments, issuances, arrangements or understandings for services in the nature of a finder’s, consulting or origination fee with respect to the introduction of the Company to any Underwriter or the sale of the Offered Securities hereunder or, except as contemplated in this Agreement, any other arrangements, agreements, understandings, payments or issuances with respect to the Company that may affect the Underwriters’ compensation, as determined by FINRA. The Company is not a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Underwriters for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Offered Securities or any transaction contemplated by this Agreement, the Registration Statement, the Time of Sale Disclosure Package or the Prospectus.

B.            FINRA Matters. All of the information provided to the Underwriters or to counsel for the Underwriters by the Company and, to the knowledge of the Company, its counsel, its officers, directors, director nominees, the Sponsor and the other holders of any securities (debt or equity) or options to acquire any securities of the Company in connection with the Offering is true, complete, correct and compliant with FINRA’s rules.

C.            FINRA Conflict of Interest. To the Company’s knowledge after reasonable inquiry, there are no affiliations or associations between (i) any member of FINRA and (ii) the Company or any of the Company’s officers, directors or 10% or greater security holders or any beneficial owner of the Company’s unregistered equity securities that were acquired at any time on or after the 180th day immediately preceding the date the Registration Statement was initially submitted or filed with the Commission, except as disclosed in the Registration Statement (excluding the exhibits thereto), the Time of Sale Disclosure Package and the Prospectus.

D.            Payments Within Twelve (12) Months. Except as disclosed to the Representative in writing, the Company has not made any direct or indirect payments (in cash, securities or otherwise) to: (1) any person, as a finder’s fee, consulting fee or otherwise, in consideration of such person raising capital for the Company or introducing to the Company persons who raised or provided capital to the Company; (2) any FINRA member; or (3) any person or entity that has any direct or indirect affiliation or association with any FINRA member, within the twelve (12) months prior to the Effective Time of the Registration Statement, other than the payment to the Underwriters in connection with the public offering contemplated hereunder.

13

E.            Use of Proceeds. None of the net proceeds of the public offering contemplated hereunder will be paid by the Company to any participating FINRA member or its affiliates, except as specifically authorized herein.

F.            No FINRA Affiliations. Except as disclosed to the Representative in writing, there is no: (1) officer or director of the Company, (2) beneficial owner of 5% or more of any class of the Company’s securities or (3) beneficial owner of the Company’s unregistered equity securities which were acquired during the 180-day period immediately preceding the filing of the Registration Statement that is an affiliate or associated person of a FINRA member participating in the public offering contemplated hereunder (as determined in accordance with the rules and regulations of FINRA). The Company will advise the Representative if it becomes aware that any of the persons referred to in clauses (1), (2) or (3) of the immediately preceding sentence is or becomes an affiliate or associated person of a FINRA member participating in the public offering contemplated hereunder.

(xxvi)            No Financial Advisor. Other than the Underwriters, no person has the right to act as an underwriter or as a financial advisor to the Company in connection with the Offering.

(xxvii)            Brokers. Except as described in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there is no broker, finder or other party that is entitled to receive from the Company any brokerage or finder’s fee or other fee or commission as a result of any transactions contemplated by this Agreement.

(xxviii)            No Prior Offering Integration. Neither the Company, nor any of its affiliates, has, directly or indirectly, made any offers or sales of any security or solicited any offers to buy any security, under circumstances that would require this offering of the Offered Securities to be “integrated” with prior offerings by the Company pursuant to the Securities Act.

(xxix)            No Off-Balance Sheet Arrangements. Except as set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, there are no material off-balance sheet arrangements (as defined in Item 303 of Regulation S-K) that have or are reasonably likely to have a material current or future effect on the Company’s financial condition, revenues or expenses, changes in financial condition, results of operations, liquidity, capital expenditures or capital resources.

(xxx)            Certain Statements. The statements set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus under the caption “Description of Securities,” insofar as they purport to constitute a summary of (A) the terms of the Company’s outstanding securities, (B) the terms of the Offered Securities, and (C) the terms of the documents referred to therein, are accurate and fair in all material respects.

5.            Purchase, Sale and Issuance of Offered Securities.

(a)            On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to issue and sell the Firm Securities to the several Underwriters, and the Underwriters, severally and not jointly, agree to purchase the number of Firm Securities set forth opposite the name of such Underwriter under the column “Number of Firm Securities” on Schedule I to this Agreement. The purchase price for one of the Firm Securities shall be $9.80 (the “Unit Purchase Price”).

14

(b)            On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, the Company grants to the several Underwriters an option to purchase, severally and not jointly, all or any part of the Optional Securities at the Unit Purchase Price. The number of Optional Securities to be purchased by each Underwriter shall be the same percentage (adjusted by the Representative to eliminate fractions) of the total number of Optional Securities to be purchased by the Underwriters as such Underwriter is purchasing of the Firm Securities. Such option may be exercised in whole or in part at any time on or before 12:00 noon, New York City time, on the business day before the Firm Securities Closing Date (as defined below), and from time to time thereafter within 45 days after the date of this Agreement, in each case upon written, facsimile or electronic notice, or verbal or telephonic notice confirmed by written, facsimile or electronic notice, by the Representative to the Company no later than 12:00 noon, New York City time, on the business day before the Firm Securities Closing Date or at least two business days before any Optional Securities Closing Date (as defined below), as the case may be, setting forth the number of Optional Securities to be purchased and the date of such purchase.

(c)            The Firm Securities will be issued by the Company to the Underwriters against payment of the Unit Purchase Price therefor by wire transfer of same day funds payable to the order of the Company at the offices of Oppenheimer & Co. Inc., 85 Broad Street, New York, New York 10004, or such other location as may be mutually acceptable, at 9:00 a.m. Eastern Time, on the second (or if the Firm Securities are priced, as contemplated by Rule 15c6-1(c) under the Exchange Act, after 4:30 p.m. Eastern time, the third) full business day following the date hereof, or at such other time and date as the Representative and the Company determine pursuant to Rule 15c6-1(a) under the Exchange Act. The time and date of issuance of the Firm Securities is referred to herein as the “Firm Securities Closing Date.” Issuance of the Firm Securities shall be made through the facilities of The Depository Trust Company (“DTC”) unless the Representative shall otherwise instruct. In addition, in the event that any or all of the Optional Securities are purchased by the Underwriters, payment of the Unit Purchase Price, and payment and issuance of the certificates, for such Optional Securities shall be made by wire transfer of same day funds payable to the order of the Company at the above-mentioned offices, or at such other place as shall be agreed upon by the Representative and the Company, on each date of issuance as specified in the applicable notice from the Representative to the Company (each such time and date of payment and issuance are called an “Optional Securities Closing Date”). The Firm Securities Closing Date and any Optional Securities Closing Date is each referred to herein as a “Closing Date.” Issuance of the Offered Securities shall be made through the facilities of the Depositary Trust Company designated by the Representative.

(d)            Public Offering of the Offered Securities. The Representative hereby advises the Company that the Underwriters intend to offer for sale to the public initially, on the terms set forth in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus, their respective portions of the Offered Securities as soon after this Agreement has been executed and the Registration Statement has been declared effective as the Representative, in its sole judgment, has determined is advisable and practicable.

(e)            Issuance and Payment for the Offered Securities. In addition to the discount from the public offering price represented by the Unit Purchase Price set forth in the last sentence of Section 5(a) of this Agreement, the Company hereby agrees to pay to the Underwriters a deferred discount of $0.35 per Unit (including both Firm Securities and Optional Securities) purchased hereunder (the “Deferred Discount”). The Underwriters hereby agree that if no Business Combination is consummated within the time period provided in the Company’s amended and restated memorandum and articles of association and the funds held under the Trust Agreement are distributed to the holders of the Class A Ordinary Shares included in the Offered Securities sold pursuant to this Agreement (the “Public Shareholders”), (x) the Underwriters will forfeit any rights or claims to the Deferred Discount and (y) the trustee under the Trust Agreement is authorized to distribute the Deferred Discount to the Public Shareholders on a pro rata basis.

15

(i)            It is understood that the Representative has been authorized, for its own account and the accounts of the several Underwriters, to accept delivery of and receipt for, and make payment by wire transfer payable in same-day funds to an account specified by the Company and to the Trust Account as described below in this Section 5 of the purchase price for, the Firm Securities and any Optional Securities the Underwriters have agreed to purchase. Oppenheimer, individually and not as the Representative of the Underwriters, may (but shall not be obligated to) make payment for any Offered Securities to be purchased by any Underwriter whose funds shall not have been received by the Representative by the Firm Securities Closing Date or the applicable Optional Securities Closing Date, as the case may be, for the account of such Underwriter, but any such payment shall not relieve such Underwriter from any of its obligations under this Agreement.

(ii)            Payment for the Firm Securities shall be made as follows: The net proceeds for the Firm Securities (including the Deferred Discount) shall be deposited in the Trust Account pursuant to the terms of the Trust Agreement along with such portion of the proceeds of the sale of the Private Placement Warrants in order for the Trust Account to equal $151.500 million upon delivery to the Representative of the Firm Securities through the facilities of DTC or, if the Representative has otherwise instructed, upon issuance to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Firm Securities, in each case for the account of the Underwriters. The Firm Securities shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two business days prior to the Firm Securities Closing Date. If issuance is not made through the facilities of DTC, the Company will permit the Representative to examine and package the Firm Securities for delivery, at least one business day prior to the Firm Securities Closing Date at a location in New York City as the Representative may designate. The Company shall not be obligated to sell or issue the Firm Securities except upon tender of payment by the Representative for all the Firm Securities. At least one business day prior to the Firm Securities Closing Date, the Company shall deposit the proceeds from the sale of the Private Placement Warrants into the Trust Account as provided by the terms of the Sponsor Warrants Purchase Agreement.

(iii)            Payment for the Optional Securities shall be made as follows: the net proceeds for the Optional Securities (including any Deferred Discount attributable to the Optional Securities) shall be deposited in the Trust Account pursuant to the terms of the Trust Agreement along with such portion of the proceeds of the sale of the Private Placement Warrants in order for the Trust Account to equal $174.225 million upon issuance to the Representative of the Optional Securities through the facilities of DTC or, if the Representative has otherwise instructed, upon delivery to the Representative of certificates (in form and substance satisfactory to the Representative) representing the Optional Securities for the account of the Underwriters. The Optional Securities shall be registered in such name or names and in such authorized denominations as the Representative may request in writing at least two business days prior to the Optional Securities Closing Date. If issuance is not made through the facilities of DTC, the Company will permit the Representative to examine and package the Optional Securities for issuance, at least one business day prior to the Optional Securities Closing Date. The Company shall not be obligated to sell or issue the Optional Securities except upon tender of payment by the Representative for all the Optional Securities. At least one business day prior to the Optional Securities settlement date, the Company shall deposit the proceeds from the sale of the applicable Private Placement Warrants into the Trust Account.

6.            Covenants.

(a)            The Company covenants and agrees with the Representative as follows:

(i)            Delivery of Registration Statement, Time of Sale Disclosure Package and Prospectus. The Company shall prepare the Prospectus in a form approved by the Underwriters and file such Prospectus pursuant to Rule 424(b) under the Securities Act within the time period prescribed therein.

16

(ii)            Prospectus Delivery Period. During the period beginning on the date hereof and ending on the earlier of (A) such date as determined by the Representative that the Prospectus is no longer required by law to be delivered in connection with sales by an underwriter or dealer or (B) the completion of the distribution of the Offered Securities by the Underwriters (the “Prospectus Delivery Period”), prior to amending or supplementing the Registration Statement, including any Rule 462 Registration Statement, the Time of Sale Disclosure Package or the Prospectus, the Company shall furnish to the Representative for review and comment a copy of each such proposed amendment or supplement, and the Company shall not file any such proposed amendment or supplement to which the Representative reasonably objects.

(iii)            Certain Notifications and Required Actions. From the date of this Agreement until the end of the Prospectus Delivery Period, the Company shall promptly advise the Representative in writing (A) of the receipt of any comments of, or requests for additional or supplemental information from, the Commission, (B) of the time and date of any filing of any post-effective amendment to the Registration Statement or any amendment or supplement to the Time of Sale Disclosure Package or the Prospectus, (C) of the time and date that any post-effective amendment to the Registration Statement becomes effective and (D) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or of any order preventing or suspending its use or the use of the Time of Sale Disclosure Package or the Prospectus, or of any proceedings to remove, suspend or terminate from listing or quotation the Units from any securities exchange upon which it is listed for trading or included or designated for quotation, or of the threatening or initiation of any proceedings for any of such purposes. If the Commission shall enter any such stop order at any time during the Prospectus Delivery Period, the Company will use its reasonable best efforts to obtain the lifting of such order at the earliest possible moment. Additionally, the Company agrees during the Prospectus Delivery Period that it shall comply with the provisions of Rules 424(b) and 430A under the Securities Act and will use its reasonable best efforts to confirm that any filings made by the Company under Rule 424(b)were received in a timely manner by the Commission (without reliance on Rule 424(b)(8) of the Securities Act).

(iv)            Amendments and Supplements to Time of Sale Disclosure Package, Prospectus and other Securities Act Matters.

During the Prospectus Delivery Period, the Company will comply with all requirements imposed upon it by the Securities Act, as now and hereafter amended, and by the Rules and Regulations, as from time to time in force, and by the Exchange Act, as now and hereafter amended, so far as necessary to permit the continuance of sales of or dealings in the Offered Securities as contemplated by the provisions hereof, the Time of Sale Disclosure Package, the Registration Statement and the Prospectus. If during the Prospectus Delivery Period any event occurs as the result of which would cause the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to include an untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in the light of the circumstances under which such statement was made, not misleading, or if during such period it is necessary or appropriate in the opinion of the Company or its counsel or the Underwriters or their counsel to amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) to comply with the Securities Act, the Company will promptly notify the Underwriters, allow the Underwriters the opportunity to provide reasonable comments on such amendment, Prospectus or document, and will amend the Registration Statement or supplement the Prospectus (or if the Prospectus is not yet available to prospective purchasers, the Time of Sale Disclosure Package) or file such document (at the expense of the Company) so as to correct such statement or omission or effect such compliance.

17

(v)            Continued Compliance with Securities Law. The Company shall take or cause to be taken all necessary action to qualify the Offered Securities for sale under the securities laws of such jurisdictions as the Underwriters reasonably designate and to continue such qualifications in effect so long as required for the distribution of the Offered Securities, except that the Company shall not be required in connection therewith to qualify as a foreign corporation or as a dealer in securities in any jurisdiction in which it is not so qualified, to execute a general consent to service of process in any jurisdiction or to subject itself to taxation in respect of doing business in any jurisdiction in which it is not otherwise subject. The Company will advise the Representative promptly of the suspension of the qualification or registration of (or any such exemption relating to) the Offered Securities for offering, sale or trading in any jurisdiction or any initiation or threat of any proceeding for any such purpose, and in the event of the issuance of any order suspending such qualification, registration or exemption, the Company shall use its best efforts to obtain the withdrawal thereof at the earliest possible moment.

(vi)            Required Deliverables. The Company shall deliver to the Underwriters and counsel for the Underwriters copies, without charge, of the Registration Statement, the Prospectus, and all amendments and supplements to such documents, and signed copies of all consents and certificates of experts, in each case as soon as available and in such quantities as the Underwriters may from time to time reasonably request.

(vii)            Earnings Statement. The Company will make generally available to its security holders and the Representative as soon as reasonably practicable an earnings statement (which need not be audited) that shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 of the Rules and Regulations.

(viii)            Listing. The Company shall use commercially reasonable efforts to effect and maintain the listing of its Offered Securities on Nasdaq.

(ix)            Continued Registration. For a period of five years from any Closing Date, the Company shall use its commercially reasonable efforts to maintain the registration of the Offered Securities under the Exchange Act unless the Company is subject to Liquidation (as defined below), is acquired or completes a going private transaction prior to such time.

(x)            Underwriters’ Offering Expenses. The Company will pay or cause to be paid all expenses incident to the performance of its obligations under this Agreement, including (A) all expenses incurred in connection with the issuance to the Underwriters of the Offered Securities (including transfer taxes allocated to the respective transferees, all fees and expenses of the registrar and transfer agent of the Offered Securities (if other than the Company)), (B) all expenses and fees (including, without limitation, fees and expenses of the Company’s counsel) in connection with the preparation, printing, filing, delivery, and shipping of the Registration Statement (including the financial statements therein and all amendments, schedules, and exhibits thereto), the Offered Securities, the Time of Sale Disclosure Package, any Prospectus and any amendment thereof or supplement thereto, (C) all reasonable filing fees and reasonable fees and disbursements of the Representative’s counsel incurred in connection with the qualification of the Offered Securities for offering and sale by the Underwriters or by dealers under the securities or blue sky laws of the states and other jurisdictions that the Underwriters shall designate in accordance with Section 6(v) hereof, (D) the fees and expenses of any transfer agent or registrar, (E) the reasonable filing fees and reasonable fees and disbursements of Representative’s counsel in an amount not to exceed $25,000 incident to any required review and approval by FINRA, of the terms of the sale of the Offered Securities, (F) all fees and expenses relating to the listing of the Offered Securities on Nasdaq, (G) the fees and expenses of the Company’s accountants, (H) the costs and expenses of any Testing-the-Waters Communications, (I) the costs and expenses of the Company relating to investor presentations on any “road show” undertaken in connection with the marketing of the Offered Securities, including, without limitation, expenses associated with the production of road show slides and graphics, fees and expenses of any consultants (not including the Underwriters and their representatives) engaged in connection with the road show presentations, and travel and lodging expenses of the representatives and officers of the Company and any such consultants (not including the Underwriters and their representatives), and (J) all other costs and expenses incident to the performance of its obligations hereunder that are not otherwise specifically provided for herein. If the Offering is consummated, the Representative may deduct from the net proceeds of the Offering payable to the Company on any Closing Date up to $25,000 of expenses set forth above (the exact amount of which shall be mutually agreed upon between the Company and the Representative prior to such Closing Date) to be paid by the Company to the Representative and others.

18

(xi)            Use of Proceeds. The Company intends to apply the net proceeds from the sale of the Offered Securities to be sold by it hereunder for the purposes set forth in the Time of Sale Disclosure Package and in the Prospectus.

(xii)            No Stabilization or Manipulation; Compliance with Regulation M. The Company will not take, directly or indirectly, during the Prospectus Delivery Period, any action designed to or which might reasonably be expected to cause or result in, or that has constituted, the stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Offered Securities. The Company shall comply with all applicable provisions of Regulation M

(xiii)            Free Writing Prospectus. The Company represents and agrees that it will not make any offer relating to the Offered Securities that would constitute a Free Writing Prospectus required to be filed by the Company with the Commission or retained by the Company under Rule 433.

(xiv)            Lock-up Period. The Company hereby agrees that, without the prior written consent of the Representative, it will not, during the period ending 180 days after the date hereof (“Lock-Up Period”), (A) sell, offer to sell, contract or agree to sell, hypothecate, pledge, charge, grant any option to purchase or otherwise dispose of or agree to dispose of, directly or indirectly, or file (or participate in the filing of) a registration statement with the Commission in respect of, or establish or increase a put equivalent position or liquidate or decrease a call equivalent position within the meaning of Section 16 of the Exchange Act with respect to, any Units, Class A Ordinary Shares, Founder Shares, Warrants or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, (B) enter into any swap or other arrangement that transfers to another, in whole or in part, any of the economic consequences of ownership of Units , Class A Ordinary Shares, Founder Shares, Warrants or any securities convertible into or exchangeable or exercisable for, or any warrants or other rights to purchase, the foregoing, whether any such transaction is to be settled by issuance of Class A Ordinary Shares or such other securities, in cash or otherwise, (C) publicly announce an intention to effect any transaction specified in clause (A) or (B), or (D) release the Sponsor or any officer or director of the Company or any of their respective transferees from the 180-day lock-up contained in the Insider Letter or amend such provision (such consent not to be unreasonably withheld or delayed). The restrictions contained in the preceding sentence shall not apply to (V) the Offered Securities to be sold hereunder, (W) the issuance and sale of the Private Placement Warrants, (X) the issuance of ordinary shares upon the exercise of the Warrants disclosed as outstanding in the Registration Statement (excluding exhibits thereto), the Time of Sale Disclosure Package or the Prospectus, (Y) registration with the Commission pursuant to the Registration Rights Agreement in accordance with the terms thereof the resale of securities covered thereby, and (Z) the issuance of securities in connection with a Business Combination.

(xv)            No Press Release or other Public Communication. Prior to the Firm Securities Closing Date, the Company will issue no press release or other communications directly or indirectly and hold no press conference with respect to the Company, the condition, financial or otherwise, or the earnings, business affairs or business prospects of the Company, or the offering of the Offered Securities without the prior written consent of the Representatives unless in the judgment of the Company and its counsel, and after notification to the Representatives, such press release or communication is required by law.

19

(xvi)            Transfer and Warrant Agent. The Company shall retain a transfer and warrant agent for a period commencing on the effective date of the Prospectus and ending (A) at least five years from the date of the consummation of the Business Combination or (B) until such earlier time (w) at which the distributions of the Trust Account to the Public Shareholders in connection with the redemption of Class A Ordinary Shares held by the Public Shareholders pursuant to the terms of the Company’s amended and restated memorandum and articles of association are conducted because the Company fails to consummate a Business Combination (the “Liquidation”), (y) the Company is acquired or completes a going private transaction, or (z) the Class A Ordinary Shares and Public Warrants cease to be publicly traded.

(xvii)            Reservation of Unissued Securities of the Company. The Company will reserve and keep available that maximum number of its authorized but unissued securities that are issuable upon exercise of any of the Public Warrants and Private Placement Warrants outstanding from time to time and the conversion of the Founder Shares.

(xviii)            Agreement Not to Issue Additional Shares of Class A Ordinary Shares or Public Warrants. Prior to the consummation of a Business Combination or the Liquidation, the Company shall not issue any Class A Ordinary Shares, Public Warrants, Private Placement Warrants or any options or other securities convertible into shares of Class A Ordinary Shares, or any preferred shares, in each case, that participate in any manner in the Trust Account or that vote as a class with the Class A Ordinary Shares on a Business Combination.

(xix)            Investment Limitation. The Company shall not invest or otherwise use the proceeds received by the Company from its sale of the Offered Securities in such a manner as would require the Company to register as an investment company under the Investment Company Act.

(xx)            Emerging Growth Company. The Company will promptly notify the Representative if the Company ceases to be an Emerging Growth Company at any time prior to the later of (A) the end of the Prospectus Delivery Period and (B) the expiration of the Lock-Up Period described above.

(xxi)            Company to File a Current Report on Form 8-K. The Company shall, on or prior to the date hereof, retain its independent registered public accounting firm to audit the balance sheet of the Company as of the Firm Securities Closing Date (the “Audited Balance Sheet”) reflecting the receipt by the Company of the proceeds of the sale of the Offered Securities as set forth in the Prospectus on the Firm Securities Closing Date. As soon as the Audited Balance Sheet becomes available, the Company shall promptly, but not later than four business days after the Firm Securities Closing Date, file a Current Report on Form 8-K with the Commission, which report shall contain the Company’s Audited Balance Sheet. Additionally, upon the Company’s receipt of the proceeds from the exercise of all or any portion of the option provided for in Section 5 hereof, the Company shall promptly, but not later than four business days after the receipt of such proceeds, file a Current Report on Form 8-K with the Commission, which report shall disclose the Company’s sale of the Optional Securities and its receipt of the proceeds therefrom.

20

(xxii)            Company to Procure Review of Unaudited Quarterly Financial Statements. For a period commencing on the effective date of the Prospectus and ending at least five years from the date of the consummation of the Business Combination or until such earlier time at which the Liquidation occurs, the Company is acquired or completes a going private transaction, or the Class A Ordinary Shares and Public Warrants cease to be publicly traded, the Company, at its expense, shall cause its regularly engaged independent registered public accounting firm to review (but not audit) the Company’s financial statements for each of the first three fiscal quarters prior to the announcement of quarterly financial information, the filing of the Company’s Quarterly Report on Form 10-Q and the mailing, if any, of quarterly financial information to shareholders.

(xxiii)            Future Reports to the Representative. For a period commencing on the effective date of the Prospectus and ending at least five years from the date of the consummation of the Business Combination or until such earlier time at which the Liquidation occurs, the Company is acquired or completes a going private transaction or the Class A Ordinary Shares and Public Warrants cease to be publicly traded, the Company will furnish to the Representative, c/o Oppenheimer, at 85 Broad Street, New York, New York 10004 Attention: General Counsel: (i) as soon as practicable after the end of each fiscal year, copies of the Annual Report of the Company containing the balance sheet of the Company as of the close of such fiscal year and statements of income, shareholders’ equity and cash flows for the year then ended and the opinion thereon of the Company’s independent public or certified public accountants; (ii) as soon as practicable after the filing thereof, copies of each proxy statement, Annual Report on Form 10-K, Quarterly Report on Form 10-Q, Current Report on Form 8-K or other report filed by the Company with the Commission or any securities exchange; (iii) as soon as available, copies of any report or communication of the Company furnished or made available generally to its shareholders; and (iv) such additional documents and information with respect to the Company and the affairs of any future subsidiaries of the Company as the Representative may from time to time reasonably request; provided, however, that the requirements of this Section 6(a)(xxiii) shall be satisfied to the extent that such reports, statement, communications, financial statements or other documents are available on EDGAR.

(xxiv)            No Business Combination with Affiliates. The Company will not consummate a Business Combination with any entity that is affiliated with the Sponsor or any of the Company’s officers or directors unless it obtains an opinion from an independent investment banking firm that is a member of FINRA or an independent accounting firm stating that such Business Combination is fair to the Company’s shareholders from a financial point of view; provided that for purposes of this Section 6(a)(xxiv), an entity will not be deemed an affiliate solely by virtue of ownership by the Sponsor or its affiliates, or any of their or the Company’s executive officers or directors, of less than 10% of its ordinary shares, individually or in the aggregate. Other than as set forth in this subsection, the Company shall not pay the Sponsor or its affiliates or any of the Company’s executive officers, directors or any of their respective affiliates any fees or compensation for services rendered to the Company prior to, or in connection with, the consummation of a Business Combination; provided, however, that the Sponsor or such officers, directors and affiliates (i) may receive reimbursement for out-of-pocket expenses incurred by them in connection with identifying, investigating, negotiating and completing a Business Combination; (ii) may be repaid loans as described in the Registration Statement; and (iii) may receive payments for any financial advisory, placement agency or other similar investment banking services provided to the Company, and reimbursement for any out-of-pocket expenses incurred in connection with the performance of such services.

21

(xxv)            Consummation of the Initial Business Combination. The Company may consummate the initial Business Combination and conduct redemptions of shares of Class A Ordinary Shares for cash upon consummation of such Business Combination without a shareholder vote pursuant to Rule 13e-4 and Regulation 14E of the Exchange Act, including by means of the filing of tender offer documents with the Commission. Such tender offer documents will contain substantially the same financial and other information about the initial Business Combination and the redemption rights as is required under the Commission’s proxy rules and will provide each shareholder of the Company with the opportunity prior to the consummation of the initial Business Combination to redeem the shares of Class A Ordinary Shares held by such shareholder for an amount of cash per share equal to (A) the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination representing (x) the proceeds held in the Trust Account from the Offering and the sale of the Private Placement Warrants and (y) any interest income earned on the funds held in the Trust Account (which interest shall be net of taxes payable), divided by (B) the total number of shares of Class A Ordinary Shares sold as part of the Units in the Offering (the “Public Shares”) then outstanding. If, however, the Company elects not to file such tender offer documents, and a shareholder vote is required by law in connection with the initial Business Combination, or the Company decides to hold a shareholder vote for business or other legal reasons, the Company will submit such Business Combination to the Company’s shareholders for their approval (“Business Combination Vote”). With respect to the initial Business Combination Vote, if any, the Sponsor and the other parties to the Insider Letter have agreed to vote all of their respective Founder Shares and any other shares of Class A Ordinary Shares purchased by them during or after the Offering in favor of the Company’s initial Business Combination. If the Company seeks shareholder approval of the initial Business Combination, the Company will offer to each Public Shareholder holding shares of Class A Ordinary Shares the right to have its shares redeemed in conjunction with a proxy solicitation pursuant to the proxy rules of the Commission at a per share redemption price (the “Redemption Price”) equal to (I) the aggregate amount then on deposit in the Trust Account as of two business days prior to the consummation of the initial Business Combination representing (1) the proceeds held in the Trust Account from the Offering and the sale of the Private Placement Warrants and (2) any interest income earned on the funds held in the Trust Account (which interest shall be net of any taxes payable), divided by (II) the total number of Public Shares then outstanding. If the Company seeks shareholder approval of the initial Business Combination, the Company may proceed with such Business Combination only if a majority of the outstanding shares voted by the shareholders at a duly held shareholders meeting are voted to approve such Business Combination. If, after seeking and receiving such shareholder approval, the Company elects to so proceed, it will redeem shares, at the Redemption Price, from those Public Shareholders who affirmatively requested such redemption. Only Public Shareholders holding shares of Class A Ordinary Shares who properly exercise their redemption rights in accordance with the applicable tender offer or proxy materials related to such Business Combination, shall be entitled to receive distributions from the Trust Account in connection with an initial Business Combination, and the Company shall pay no distributions with respect to any other holders or shares of the Company in connection therewith. In the event that the Company does not effect a Business Combination within the time period set forth in the Company’s amended and restated memorandum and articles of association, the Company will (i) cease all operations except for the purpose of winding up, (ii) as promptly as reasonably possible but not more than 10 business days thereafter, redeem the Public Shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds held in the Trust Account (less up to $100,000 of interest to pay the Company’s dissolution expenses and which interest shall be net of taxes payable), divided by the number of then outstanding Public Shares, which redemption will completely extinguish Public Shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any), subject to applicable law, and (iii) as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining shareholders and the Company’s board of directors, liquidate and dissolve, subject in each case to the Company’s obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Only Public Shareholders holding shares of Class A Ordinary Shares included in the Offered Securities shall be entitled to receive such redemption amounts and the Company shall pay no such redemption amounts or any distributions in liquidation with respect to any other shares of the Company. The Sponsor and the Company’s officers, directors and director nominees will not propose any amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to allow redemption in connection with our initial business combination or to redeem 100% of the Class A Ordinary Shares if the Company does not complete a Business Combination within the time period set forth in its amended and restated memorandum and articles of association, or with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity unless the Company offers the Public Shareholders the opportunity to redeem the Public Shares upon approval of such amendment.

22

(xxvi)            Announcement of the Consummation of the Initial Business Combination. In the event that the Company desires or is required by an applicable law or regulation to cause an announcement (“Business Combination Announcement”) to be placed in The Wall Street Journal, The New York Times or any other news or media publication or outlet or to be made via a public filing with the Commission announcing the consummation of the Business Combination that indicates that the Underwriters were the underwriters in the Offering, the Company shall supply the Representative with a draft of the Business Combination Announcement and provide the Representative with a reasonable advance opportunity to comment thereon, subject to the agreement of the Underwriters to keep confidential such draft announcement in accordance with the Representative’s standard policies regarding confidential information.

(xxvii)            Payment of Deferred Discount. Upon the consummation of the initial Business Combination, the Company will direct the trustee to pay to the Representative, on behalf of the Underwriters, the Deferred Discount. Payment of the Deferred Discount following consummation of the initial Business Combination will be made out of the proceeds of the Offering held in the Trust Account, and the Company will instruct CST to transfer the Deferred Discount to the Representative concurrent with any transfer of the funds held in the Trust Account to the Company or any other person. The Underwriters shall have no claim to payment of any interest earned on the portion of the proceeds held in the Trust Account representing the Deferred Discount. If the Company fails to consummate its initial Business Combination within the time period set forth in the Company’s amended and restated memorandum and articles of association, the Deferred Discount will not be paid to the Representative and will, instead, be included in the Liquidation distribution of the proceeds held in the Trust Account made to the Public Shareholders. In connection with any such Liquidation, the Underwriters forfeit any rights or claims to the Deferred Discount.

(xxviii)            Cancellation of Founder Shares. Upon the earlier to occur of the expiration or termination of the Underwriters’ over-allotment option, the Company shall cancel or otherwise effect the forfeiture of Founder Shares from the Sponsor in an aggregate amount equal to the number of Founder Shares determined by multiplying (a) 562,500 by (b) a fraction, (i) the numerator of which is 2,250,000 minus the number of Class A Ordinary Shares purchased by the Underwriters upon the exercise of their over-allotment option, and (ii) the denominator of which is 2,250,000. For the avoidance of doubt, if the Underwriters exercise their over-allotment option in full, the Company shall not cancel or otherwise effect the forfeiture of any of the Founder Shares pursuant to this subsection.

(xxix)            Review of All Payments to the Sponsor. Prior to the consummation of the initial Business Combination, the Company’s audit committee will review on a quarterly basis all payments made to the Sponsor, to the Company’s officers or directors, or to the Company’s or any of such other persons’ respective affiliates.

(xxx)            Compliance with the “Penny Stock” Laws. The Company agrees that it will use commercially reasonable efforts to prevent the Company from becoming subject to Rule 419 under the Securities Act prior to the consummation of any Business Combination, including, but not limited to, using its best efforts to prevent any of the Company’s outstanding securities from being deemed to be a “penny stock” as defined in Rule 3a51-1 under the Exchange Act during such period.

23

(xxxi)            Maintenance of Disclosure Controls, Procedures and Internal Accounting Controls. To the extent required by Rule 13a-15 under the Exchange Act, the Company will maintain “disclosure controls and procedures” (as defined under Rule 13a-15(e) under the Exchange Act) and a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorization, (ii) transactions are recorded as necessary in order to permit preparation of financial statements in accordance with GAAP and to maintain accountability for assets, (iii) access to assets is permitted only in accordance with management’s general or specific authorization, and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(xxxii)            Compliance with the Sarbanes-Oxley Act. As soon as legally required to do so, the Company and its directors and officers, in their capacities as such, shall take all actions necessary to comply with any provision of the Sarbanes-Oxley Act, including Section 402 related to loans and Sections 302 and 906 related to certifications, and to comply with the rules of Nasdaq.

(xxxiii)            Compliance with the Organizational Documents. The Company shall not take any action or omit to take any action that would cause the Company to be in breach or violation of its amended and restated memorandum and articles of association or its bylaws.

(xxxiv)            Waiver of Interests to the Funds. Prior to the consummation of the initial Business Combination, the Company will seek to have all vendors, service providers (other than the Company’s independent registered public accounting firm), prospective target businesses and other entities with which it does business execute agreements with it waiving any right, title, interest or claim of any kind in or to any monies held in the Trust Account for the benefit of the Public Shareholders.

(xxxv)            Maintenance of Funds in the Trust Account. During the period prior to the Company’s initial Business Combination or Liquidation, the Company may instruct the trustee under the Trust Agreement to release from the Trust Account (i) solely from interest income earned on the funds held in the Trust Account, the amounts necessary to pay taxes and (ii) to Public Shareholders who properly redeem their Public Shares in connection with a vote to approve an amendment to the Company’s amended and restated memorandum and articles of association to modify the substance or timing of the Company’s obligation to allow redemption in connection with the initial Business Combination or to redeem 100% of the Public Shares if the Company does not consummate an initial Business Combination within the time period set forth in its amended and restated memorandum and articles of association, or with respect to any other material provisions relating to shareholders’ rights or pre-initial Business Combination activity. Otherwise, all funds held in the Trust Account (including any interest income earned on the amounts held in the Trust Account (which interest shall be net of taxes payable)) will remain in the Trust Account until the earlier of the consummation of the Company’s initial Business Combination or the Liquidation; provided, however, that in the event of the Liquidation, up to $100,000 of interest income may be released to the Company if the proceeds of the Offering held outside of the Trust Account are not sufficient to cover the costs and expenses associated with implementing the Company’s plan of dissolution.

(xxxvi)            Notification and Disclosure of Arrangements Relating to a Business Combination. For a period of 60 days following the date of the Prospectus, in the event any person or entity (regardless of any FINRA affiliation or association) is engaged to assist the Company in its search for a merger candidate or to provide any other merger and acquisition services, or has provided or will provide any investment banking, financial, advisory and/or consulting services to the Company, the Company agrees that it shall promptly provide to FINRA, the Representative and its counsel a notification prior to entering into the agreement or transaction relating to a potential Business Combination: (i) the identity of the person or entity providing any such services; (ii) complete details of all such services and copies of all agreements governing such services ; and (iii) justification as to why the value received by any person or entity for such services is not underwriting compensation for the Offering. The Company also agrees that proper disclosure of such arrangement or potential arrangement will be made in the tender offer materials or proxy statement, as applicable, which the Company may file in connection with the Business Combination for purposes of offering redemption of shares held by its shareholders or for soliciting shareholder approval, as applicable.

24

(xxxvii)            FINRA Conflict of Interest. The Company shall advise FINRA, the Representative and its counsel if it is aware that any 10% or greater shareholder of the Company becomes an affiliate or associated person of a member of FINRA participating in the distribution of the Offered Securities.

7.            Conditions of the Underwriters’ Obligations. The obligations of each Underwriter hereunder to purchase the Offered Securities are subject to the accuracy, as of the date hereof and at any Closing Date (as if made at such Closing Date), of and compliance with all representations, warranties and agreements of the Company contained herein, the performance by the Company of its obligations hereunder and the following additional conditions:

(a)            If filing of the Prospectus, or any amendment or supplement thereto, is required under the Securities Act or the Rules and Regulations, the Company shall have filed the Prospectus (or such amendment or supplement) with the Commission in the manner and within the time period so required (without reliance on Rule 424(b)(8) under the Securities Act); the Registration Statement shall remain effective; no stop order suspending the effectiveness of the Registration Statement or any part thereof, any Rule 462 Registration Statement, or any amendment thereof, nor suspending or preventing the use of the Time of Sale Disclosure Package or the Prospectus shall have been issued; no proceedings for the issuance of such an order shall have been initiated or threatened by the Commission; any request of the Commission or the Representative for additional information (to be included in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus or otherwise) shall have been complied with to the Underwriters’ satisfaction.

(b)            At the Closing Date, the Offered Securities shall be qualified and approved for listing on Nasdaq, subject only to official notice of issuance.

(c)            FINRA shall have raised no objection to the fairness and reasonableness of the underwriting terms and arrangements.

(d)            The Representative shall not have reasonably determined, and advised the Company, that the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, or any amendment thereof or supplement thereto, contains an untrue statement of fact which, in the Representative’s reasonable opinion, is material, or omits to state a fact which, in the Representative’s reasonable opinion, is material and is required to be stated therein or necessary to make the statements therein not misleading.

(e)            On the applicable Closing Date, there shall have been furnished to the Representative the opinion and negative assurance letters of Freshfields Bruckhaus Deringer US LLP, U.S. corporate counsel for the Company, and the opinion of Maples and Calder (Hong Kong) LLP, Cayman Islands counsel for the Company, in each case dated as of the applicable Closing Date and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.

(f)            On the applicable Closing Date, there shall have been furnished to the Representative the opinion and negative assurance letters of DLA Piper LLP (US), counsel to the Underwriters, dated as of the applicable Closing Date and addressed to the Representative, in form and substance reasonably satisfactory to the Representative.

25

(g)            The Representative shall have received, on each of the date hereof and on the applicable Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Representative, from WithumSmith + Brown, PC, containing statements and information of the type ordinarily included in accountants’ “comfort letters” to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement, the Time of Sale Disclosure Package and the Prospectus; provided that the letter delivered on the Closing Date shall use a “cut-off date” not earlier than three (3) business days prior to the date hereof.

(h)            On the applicable Closing Date, there shall have been furnished to the Representative a certificate, dated the applicable Closing Date and addressed to the Representative, signed by the chief executive officer or the chief financial officer of the Company, in his or her capacity as officers of the Company, to the effect that:

(i)            The representations and warranties of the Company in this Agreement that are qualified by materiality or by reference to any Material Adverse Effect are true and correct in all respects, and all other representations and warranties of the Company in this Agreement are true and correct, in all material respects, as if made at and as of the applicable Closing Date, and the Company has complied with all the agreements and satisfied all the conditions on its part to be performed or satisfied at or prior to the applicable Closing Date;

(ii)            No stop order or other order (A) suspending the effectiveness of the Registration Statement or any part thereof or any amendment thereof, (B) suspending the qualification of the Offered Securities for offering or sale, or (C) suspending or preventing the use of the Time of Sale Disclosure Package or the Prospectus, has been issued, and no proceeding for that purpose has been instituted or, to their knowledge, is contemplated by the Commission or any state or regulatory body; and

(iii)            There has been no occurrence of any event resulting or reasonably likely to result in a Material Adverse Effect during the period from and after the date of this Agreement and prior to any Closing Date.

(i)            The Offered Securities shall be registered under the Exchange Act, and the Company shall not have taken any action designed to terminate, or likely to have the effect of terminating, the registration of the Units under the Exchange Act nor shall the Company have received any information suggesting that the Commission is contemplating terminating such registration or listing.

(j)            The Company shall have furnished to the Representative and its counsel such additional documents, certificates and evidence as the Representative or its counsel may have reasonably requested.

If any condition specified in this Section 7 shall not have been fulfilled when and as required to be fulfilled, this Agreement may be terminated by the Representative by notice to the Company at any time at or prior to any Closing Date and such termination shall be without liability of any party to any other party, except that Section 6(a)(x), Section 8, Section 9 and Section 12 shall survive any such termination and remain in full force and effect.

26

8.            Indemnification and Contribution.

(a)            The Company agrees to indemnify and hold harmless the Underwriters, their affiliates, directors and officers and employees, and each person, if any, who controls an Underwriter within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Underwriters or such person may become subject, under the Securities Act or otherwise (including in settlement of any litigation if such settlement is effected with the written consent of the Company), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon (i) an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, including the information deemed to be a part of the Registration Statement at the time of effectiveness and at any subsequent time pursuant to Rule 430A of the Rules and Regulations, or arise out of or are based upon the omission from the Registration Statement, or alleged omission to state therein, a material fact required to be stated therein or necessary to make the statements therein not misleading or (ii) an untrue statement or alleged untrue statement of a material fact contained in the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto , or the Marketing Materials, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and will reimburse the Underwriters for any legal or other expenses reasonably incurred by them in connection with evaluating, investigating or defending against such loss, claim, damage, liability or action (or any legal or other expense reasonably incurred in connection with the evaluation, investigation or defense thereof); provided, however, that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with the Underwriters’ Information.

(b)            Each Underwriter severally agrees that it will indemnify and hold harmless the Company, its affiliates, directors, officers and employees, and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, from and against any losses, claims, damages or liabilities to which the Company may become subject, under the Securities Act or otherwise (including in settlement of any litigation, if such settlement is effected with the written consent of such Underwriter), insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement of a material fact contained in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in the Registration Statement, the Time of Sale Disclosure Package, the Prospectus, or any amendment or supplement thereto in reliance upon and in conformity with written information furnished to the Company by the Representative by or on behalf of any Underwriters specifically for use in the preparation thereof, and will reimburse the Company for any legal or other expenses reasonably incurred by the Company in connection with evaluating, investigating or defending against any such loss, claim, damage, liability or action.

(c)            Promptly after receipt by an indemnified party under subsection (a) or (b) above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such subsection, notify the indemnifying party in writing of the commencement thereof; but the failure to notify the indemnifying party shall not relieve the indemnifying party from any liability that it may have to any indemnified party except to the extent such indemnifying party has been materially prejudiced by such failure. In case any such action shall be brought against any indemnified party, it shall notify the indemnifying party of the commencement thereof, and the indemnifying party shall be entitled to participate in, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party of the indemnifying party’s election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such subsection for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof; provided, however, that if (i) the indemnified party has reasonably concluded (based on advice of counsel) that there may be legal defenses available to it or other indemnified parties that are different from or in addition to those available to the indemnifying party, (ii) a conflict or potential conflict exists (based on advice of counsel to the indemnified party) between the indemnified party and the indemnifying party (in which case the indemnifying party will not have the right to direct the defense of such action on behalf of the indemnified party), or (iii) the indemnifying party has not in fact employed counsel reasonably satisfactory to the indemnified party to assume the defense of such action within a reasonable time after receiving notice of the commencement of the action, the indemnified party shall have the right to employ a single counsel to represent it in any claim in respect of which indemnity may be sought under subsection (a) or (b) of this Section 8, in which event the reasonable fees and expenses of such separate counsel shall be borne by the indemnifying party or parties and reimbursed to the indemnified party as incurred.

27

The indemnifying party under this Section 8 shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party against any loss, claim, damage, liability or expense by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement, compromise or consent to the entry of judgment in any pending or threatened action, suit or proceeding in respect of which any indemnified party is a party or could be named and indemnity was or would be sought hereunder by such indemnified party, unless such settlement, compromise or consent (a) includes an unconditional release of such indemnified party from all liability for claims that are the subject matter of such action, suit or proceeding and (b) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party.

(d)            If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above, (i) in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering and sale of the Offered Securities or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the Offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Underwriters and the parties’ relevant intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this subsection (d) were to be determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the first sentence of this subsection (d). The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending against any action or claim that is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), the Underwriters shall not be required to contribute any amount in excess of the amount of the Underwriters’ discounts and commissions set forth in the table on the cover of the Prospectus. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

28

(e)            The obligations of the Company under this Section 8 shall be in addition to any liability that the Company may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to each person, if any, who controls the Underwriters within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act; and the obligations of the Underwriters under this Section 8 shall be in addition to any liability that the Underwriters may otherwise have and the benefits of such obligations shall extend, upon the same terms and conditions, to the Company, and officers, directors and each person who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act.

(f)            For purposes of this Agreement, the Underwriters confirm, and the Company acknowledges, that there is no information concerning the Underwriters furnished in writing to the Company by the Underwriters specifically for preparation of or inclusion in the Registration Statement, the Time of Sale Disclosure Package or the Prospectus, other than the Underwriters’ Information.

9.            Representations and Agreements to Survive Delivery. All representations, warranties, and agreements of the Company herein or in certificates delivered pursuant hereto, including, but not limited to, the agreements of the Underwriters and the Company contained in Section 6(a)(x) and Section 8 hereof, shall remain operative and in full force and effect regardless of any investigation made by or on behalf of the Underwriters or any controlling person thereof, or the Company or any of its officers, directors, or controlling persons, and shall survive delivery of, and payment for, the Offered Securities to and by the Underwriters hereunder.

10.            Termination of this Agreement.

(a)            The Representative shall have the right to terminate this Agreement by giving notice to the Company as hereinafter specified at any time at or prior to any Closing Date, if in the discretion of the Representative, (i) there has occurred any material adverse change in the securities markets or any event, act or occurrence that has materially disrupted the securities markets or there shall be such a material adverse change in general financial, political or economic conditions or the effect of international conditions on the financial markets in the United States is such as to make it, in the judgment of the Representative, inadvisable or impracticable to market the Offered Securities or enforce contracts for the sale of the Offered Securities, (ii) trading in the Company’s Units shall have been suspended by the Commission or Nasdaq, (iii) trading in securities generally on the Nasdaq Global Market or the New York Stock Exchange shall have been suspended, (iv) minimum or maximum prices for trading shall have been fixed, or maximum ranges for prices for securities shall have been required, on the Nasdaq Global Market or the New York Stock Exchange, by such exchange or by order of the Commission or any other governmental authority having jurisdiction, (v) a banking moratorium shall have been declared by federal or state authorities, (vi) there shall have occurred any attack on, outbreak or escalation of hostilities or act of terrorism involving the United States, any declaration by the United States of a national emergency or war, any substantial change or development involving a prospective substantial change in United States or international political, financial or economic conditions or any other calamity or crisis, or (vii) in the judgment of the Representative, there has been, since the time of execution of this Agreement or since the respective dates as of which information is given in the Prospectus, any material adverse change in the assets, properties, condition, financial or otherwise, or in the results of operations, business affairs or business prospects of the Company, whether or not arising in the ordinary course of business. Any such termination shall be without liability of any party to any other party except that the provisions of Section 6(a)(x), Section 8, Section 9 and Section 12 hereof shall at all times be effective and shall survive such termination.

29

(b)            If the Representative elects to terminate this Agreement as provided in this Section 10, the Company shall be notified promptly by the Representative by telephone, confirmed by letter.

11.            Notices. Except as otherwise provided herein, all communications hereunder shall be in writing and, if to Representative, shall be mailed, delivered or telecopied to Oppenheimer & Co. Inc., 85 Broad Street, New York, NY 10004, Attention: Managing Director, with a copy to DLA Piper LLP (US), 2000 University Avenue, East Palo Alto, California 94303, telecopy number: (650) 833-2000, Attention: Curtis Mo; and if to the Company, shall be mailed, delivered or telecopied to it at 548 Market Street, Suite 97425, San Francisco, CA 94104, telecopy number: (415) 263-9939, Attention: Ramzi Haidamus, with a copy to Freshfields Bruckhaus Deringer US LLP, 2710 Sand Hill Road, Menlo Park, CA 94025, telecopy number: (650) 618-9250, Attention: Valerie Ford Jacob, Esq. and Sarah K. Solum, Esq.; or in each case to such other address as the person to be notified may have requested in writing. Any party to this Agreement may change such address for notices by sending to the parties to this Agreement written notice of a new address for such purpose.

12.            Persons Entitled to Benefit of Agreement. This Agreement shall inure to the benefit of and be binding upon the parties hereto and their respective successors and assigns and their controlling persons, officers and directors referred to in Section 8. Nothing in this Agreement is intended or shall be construed to give to any other person, firm or corporation any legal or equitable remedy or claim under or in respect of this Agreement or any provision herein contained. The term “successors and assigns” as herein used shall not include any purchaser, as such purchaser, of any of the Offered Securities from the Underwriter.

13.            Absence of Fiduciary Relationship. The Company acknowledges and agrees that: (a) the Underwriters have been retained solely to act as underwriter in connection with the sale of the Offered Securities and that no fiduciary, advisory or agency relationship between the Company and the Underwriters has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Underwriters have advised or are advising the Company on other matters; (b) the price and other terms of the Offered Securities set forth in this Agreement were established by the Company following discussions and arms-length negotiations with the Underwriters and the Company is capable of evaluating and understanding and understands and accepts the terms, risks and conditions of the transactions contemplated by this Agreement; (c) it has been advised that the Underwriters and their affiliates are engaged in a broad range of transactions that may involve interests that differ from those of the Company and that the Underwriters have no obligation to disclose such interest and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and (d) it has been advised that the Underwriters are acting, in respect of the transactions contemplated by this Agreement, solely for the benefit of the Underwriters, and not on behalf of the Company.

14.            Entire Agreement. This Agreement represents the entire agreement of the parties and supersedes all prior or contemporaneous written or oral agreements between them concerning the offer and sale of the Offered Securities.

15.            Amendments and Waivers. No supplement, modification or waiver of this Agreement shall be binding unless executed in writing by the party to be bound thereby. The failure of a party to exercise any right or remedy shall not be deemed or constitute a waiver of such right or remedy in the future. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (regardless of whether similar), nor shall any such waiver be deemed or constitute a continuing waiver unless otherwise expressly provided.

30

16.            Partial Unenforceability. The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision.

17.            Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York.

18.            Submission to Jurisdiction. The Company irrevocably (a) submits to the jurisdiction of any court of the State of New York for the purpose of any suit, action, or other proceeding arising out of this Agreement, or any of the agreements or transactions contemplated by this Agreement, the Registration Statement and the Prospectus (each a “Proceeding”), (b) agrees that all claims in respect of any Proceeding may be heard and determined in any such court, (c) waives, to the fullest extent permitted by law, any immunity from jurisdiction of any such court or from any legal process therein, (d) agrees not to commence any Proceeding other than in such courts, and (e) waives, to the fullest extent permitted by law, any claim that such Proceeding is brought in an inconvenient forum. THE COMPANY (ON BEHALF OF ITSELF AND, TO THE FULLEST EXTENT PERMITTED BY LAW, ON BEHALF OF ITS RESPECTIVE EQUITY HOLDERS AND CREDITORS) AND THE UNDERWRITERS HEREBY WAIVE ANY RIGHT EACH MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY CLAIM BASED UPON, ARISING OUT OF OR IN CONNECTION WITH THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT, THE REGISTRATION STATEMENT, AND THE PROSPECTUS.

19.            Counterparts. This Agreement may be executed and delivered (including by facsimile transmission and electronic mail attaching a portable document file (.pdf) (including any electronic signature covered by the U.S. federal ESIGN Act of 2000, Uniform Electronic Transactions Act, the Electronic Signatures and Records Act or other applicable law)) in one or more counterparts and, if executed in more than one counterpart, the executed counterparts shall each be deemed to be an original and all such counterparts shall together constitute one and the same instrument.

[Signature Page Follows]

31

Please sign and return to the Company the enclosed duplicates of this Agreement whereupon this Agreement will become a binding agreement between the Company and the Representative in accordance with its terms.

Very truly yours,

PEPPERLIME HEALTH ACQUISITION CORPORATION

By:
Name:
Title:

Confirmed as of the date first above- mentioned by the Representative.

OPPENHEIMER & CO. INC.

as the Representative of the several

Underwriters listed on Schedule I

By:
Name:
Title:

[Signature page to Underwriting Agreement]

SCHEDULE I

Number of Firm Securities
Oppenheimer & Co. Inc.	15,000,000
Total	15,000,000

Schedule I

SCHEDULE II

1.	The Company is selling 15,000,000 Units.

2.	The Company has granted an option to the Underwriters, severally and not jointly, to purchase up to an additional 2,250,000 Units.

3.	The public offering price per unit shall be $10.00.

Schedule II

SCHEDULE III

Written Testing-the-Waters Communications

1.	Investor Presentation dated October 2021

Schedule III